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                          Pruco Life Insurance Company

                         Strategic PartnersSM FlexElite
                       Supplement, dated January 22, 2004
                to Prospectus Supplement, dated January 20, 2004


     This supplement relates to the prospectus supplement dated January 20, 2004 regarding the addition of the new version of the guaranteed minimum income benefit ("GMIB") available to contract owners on or after January 20, 2004 or upon subsequent state approval.

     The fifth sentence that currently appears under the section "How We Determine Annuity Payments" on page 7 of the supplement is revised to read as follows:

     "For annuity options within the GMIB, this interest rate ranges from 2.5% to 3.5% for contracts sold before January 20, 2004 (or prior to state approval, if such approval was received after January 20, 2004), and 2% to 2.5% for contracts sold on or after January 20, 2004 or upon subsequent state approval."